SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report:  April 29, 1997
                        (Date of earliest event reported)

                           ECOTYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                   0-27240                 11-3234026
(State or other              (Commission              (IRS Employer
 jurisdiction of              File Number)              Identification
 incorporation)                                        Number)


               895 Waverly Avenue, Holtsville, New York   11742
               (Address of principal executive offices) (Zip Code)




Registrant's telephone number including area code:  (516) 289-4545





         (Former name of former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a) and (b) Financial Statements and Pro Forma Financial Information:

          Pro forma Balance Sheet of EcoTyre Technologies, Inc. as of March 31, 1997.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ECOTYRE TECHNOLOGIES, INC.


                                        By: /s/ Vito F. Alongi
                                            Vito F. Alongi
                                            President

                           EcoTyre Technologies, Inc.
                             Pro Forma Balance Sheet
                                 March 31, 1997
                                   (Unaudited)

                                       Actual        Adjustments(1)    Pro Forma
                                       ------        ---------------   ---------
ASSETS
Current:
  Cash and cash equivalents            $125,205                        $125,205
  Accounts receivable, less
     allowance for possible
        losses of $17,000 and $11,000   928,538                         928,538
  Inventories                           450,142                         450,142
  Other current assets                  384,909         $675,000      1,059,909
                                      ---------         --------     ----------
                                      1,888,794          675,000      2,563,794

Property and equipment, less
     accumulated depreciation         2,290,454                       2,290,454
Customer List                           125,000                         125,000
Other assets                            617,363                         617,363
                                     ----------         --------     ----------
                                     $4,921,611         $675,000     $5,596,611
                                     ==========         ========     ==========
LIABILITIES AND STOCKHOLDERS'
   EQUITY (CAPITAL DEFICIT)

Current:
  Accounts payable and accrued
    expenses                          1,156,495        (120,278)      1,036,217
  Current maturities of long-term debt  115,000                         115,000
  Due to Butler                          50,000                          50,000
  Current maturities of equipment loan  232,502                         232,502
  Current maturities of capitalized
    leases                                7,841                           7,841
                                     ----------         --------     ----------
     Total current liabilities       $1,561,838        (120,278)     $1,441,560

Long-term debt                          767,498                         767,498
Loan, less current maturities           150,000                         150,000
Capitalized leases, less current
   maturities                            15,813                          15,813
Deferred rent credits                   313,169                         313,169
                                     ----------         --------     ----------
     Total liabilities               $2,808,318        (120,278)     $2,688,040

Class A Redeemable  Convertible
  Preferred  Stock 2,000,000  shares
  authorized; issued and outstanding
  - 1,202,775 (redemption amount of
  1,202,775)                          1,191,590      (1,191,590)            --
Stockholders' equity:
  Preferred stock, $.001 par value,
     2,000,000 shares authorized;
     none issued                              0       1,323,053       1,323,053
  Serial B, Preferred Stock, $.001 par
     value, 2,000,000 shares authorized,
     none issued                              0         675,000         675,000
  Common Stock, $.001 par value,
     20,000,000 shares authorized;
     issued and outstanding -
     6,357,000 and 3,115,000              6,357                           6,357
  Paid-in capital                     7,848,458                       7,848,458
  Deficit                            (6,933,112)        (11,185)     (6,944,297)
                                     ----------       ---------      ----------
  Total stockholders' equity            921,703       1,986,868       2,908,571
                                     ----------       ---------      ----------
                                     $4,921,611        $675,000      $5,596,611
                                     ==========       =========      ==========
------

(1) Adjusted to give effect to (i) conversion of redeemable convertible preferred stock into convertible preferred stock including conversion of $120,278 of accrued dividends and (ii) receipt of 300,000 shares of publicly traded stock in exchange for 675,000 shares of convertible Series B preferred stock.